Exhibit 99.1

DOLLAR TREE, INC. EARNINGS CALL TELEPHONE NUMBER CORRECTION
~ Call-in number is 877-260-1479 ~

CHESAPEAKE, Va. - May 31, 2018 - The Company’s conference call host provider, PGi, provided the Company an incorrect number for today’s call. The correct number is 877-260-1479.
Conference Call Information
On Thursday, May 31, 2018, the Company will host a conference call to discuss its earnings results at 9:00 a.m. Eastern Time. The telephone number for the call is 877-260-1479. A recorded version of the call will be available until midnight Wednesday, June 6, 2018, and may be accessed by dialing 888-203-1112. The access code is 6703228. A webcast of the call is accessible through Dollar Tree's website and will remain online through Wednesday, June 6, 2018.

CONTACT:    Dollar Tree, Inc.
Randy Guiler, 757-321-5284
Vice President, Investor Relations
www.DollarTree.com